ARBOR COURT CAPITAL, LLC

SEC RULE 15C3-3 EXEMPTIVE REPORT

DECEMBER 31, 2021

SEC RULE 15c3-3 EXEMPTIVE REPORT

Arbor Court Capital, LLC (the “Company”) is a registered broker-dealer subject to Rule 17a-5 promulgated by the Securities and Exchange Commission (17 C.F.R. §240.17a-5, “Reports to be made by certain brokers and dealers”). This Report was prepared as required by 17 C.F.R. § 240.17a-5(d)(1) and  (4). The firm is a limited product and service broker dealer serving as a firm that assists Mutual Fund Companies in submitting advertising and marketing pieces to FINRA for review in compliance with SEC/FINRA Regulatory Marketing Rules. To the best of its knowledge and belief, the Company states the following:

a. Arbor Court Capital LLC does not accept customer funds or securities and Arbor Court Capital will not have possession of any customer funds or securities in connection with our activities of the firm.

b. Arbor Court Capital LLC did not accept customer funds or securities and Arbor Court Capital did not have possession of any customer funds or securities in connection with our activities of the firm in 2021.

c. Arbor Court Capital LLC in reliance on footnote 74 to SEC Release 34-70073 and as discussed in Q&A 8 of the related FAQ issued by SEC staff, the firm will not claim an exemption from SEA Rule 15c3-3.

d. There were no exceptions noted.

Arbor Court Capital, LLC

I, Gregory B Getts, swear (or affirm) that, to my best knowledge and belief, this Exemption Report is true and correct.

By:   /s/ Gregory B. Getts

Title:

President

Date:

January 31, 2022